Exhibit 10.4

SUBSIDIARY GUARANTY AGREEMENT

Dated as of December 13, 2005

Re: Senior Secured Notes due May 1, 2008

of

GLOBIX CORPORATION

-i-

SUBSIDIARY GUARANTY AGREEMENT

Re:	Senior Secured Notes due May 1, 2008 of Globix Corporation

This SUBSIDIARY GUARANTY AGREEMENT dated as of December 13, 2005 (the “Guaranty”) is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form of Exhibit A hereto (a “Guaranty Supplement”) (which parties are hereinafter referred to individually as a “Subsidiary Guarantor” and collectively as the “Subsidiary Guarantors”).

RECITALS

A.           Each Subsidiary Guarantor is a subsidiary of Globix Corporation, a Delaware corporation (the “Company”).

B.           For general corporate purposes, the Company has entered into one or more Note Purchase Agreements dated as of December 13, 2005 (each, a “Note Purchase Agreement”) between the Company and each of the purchasers named on Schedule A thereto (the “Initial Note Purchasers” the Initial Note Purchasers, together with their successors, assigns or any other future holder of the Notes (as defined below), the “Holders”), providing for, inter alia, the issue and sale by the Company to the Initial Note Purchasers of its Senior Secured Notes due May 1, 2008 (the “Notes”).

C.           The Initial Note Purchasers have required as a condition to their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty, and to cause certain other Domestic Restricted Subsidiaries (as defined in the Note Purchase Agreement) to enter into a Guaranty Supplement, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause such Domestic Restricted Subsidiaries to execute a Guaranty Supplement, in order to induce the Initial Note Purchasers to purchase the Notes and thereby benefit the Company and the undersigned by providing funds for general corporate purposes.

D.           Each of the Subsidiary Guarantors will derive substantial direct and indirect benefit from the sale of the Notes to the Initial Note Purchasers.

NOW, THEREFORE, as required by Section 2.2 of each Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Subsidiary Guarantor does hereby covenant and agree, jointly and severally, as follows:

1.	DEFINITIONS.

Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

2.	GUARANTY OF NOTES AND NOTE PURCHASE AGREEMENTS.

(a)          Each Subsidiary Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and timely payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, and (2) the full and timely performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and each Note Purchase Agreement.

(b)          The liability of each Subsidiary Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Subsidiary Guarantor, contingent or otherwise, result in the obligations of such Subsidiary Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.

3.	GUARANTY OF PAYMENT AND PERFORMANCE.

This is a guarantee of payment and performance and each Subsidiary Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or any Note Purchase Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Subsidiary Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Subsidiary Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Indebtedness, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

The covenants and agreements on the part of the Subsidiary Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Subsidiary Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing guarantee on any other of them.

4.	GENERAL PROVISIONS RELATING TO THE GUARANTY.

(a)          Each Subsidiary Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Subsidiary Guarantor may, without in any manner affecting the liability of any Subsidiary Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

(i)           extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

(ii)          sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of the Company on the Notes; or

(iii)        settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of the Company on the Notes.

Each Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Subsidiary Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(b)          Each Subsidiary Guarantor hereby waives, to the fullest extent permitted by law:

(i)           notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Indebtedness, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

(ii)          demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and

(iii)         presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Subsidiary Guarantor.

The obligations of each Subsidiary Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c)          The obligations of the Subsidiary Guarantors hereunder shall be binding upon the Subsidiary Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

(i)           the genuineness, validity, regularity or enforceability of the Notes, each Note Purchase Agreement, the Security Documents or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under any Note Purchase Agreement, the Security Documents or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver any Note Purchase Agreement, the Security Documents or any other agreement or of any Subsidiary Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or

(ii)          any default, failure or delay, willful or otherwise, in the performance by the Company, any Subsidiary Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, any Note Purchase Agreement, the Security Documents, this Guaranty or any other agreement; or

(iii)         any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Subsidiary Guarantor or any other Person or in respect of the property of the Company, any Subsidiary Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Subsidiary Guarantor or any other Person; or

(iv)         impossibility or illegality of performance on the part of the Company, any Subsidiary Guarantor or any other Person of its obligations under the Notes, any Note Purchase Agreement, the Security Documents , this Guaranty or any other agreements; or

(v)          any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Subsidiary Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Subsidiary Guarantor or any other Person, or against any sums payable in respect of the Notes or under any Note Purchase Agreement, the Security Documents or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(vi)         any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Subsidiary Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Purchase Agreements, the Security Documents, this Guaranty or any other agreement; or

(vii)       the failure of any Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

(viii)      any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Subsidiary Guarantor of failure of the Company, any Subsidiary Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, any Note Purchase Agreement, the Security Documents, this Guaranty or any other agreement or failure to resort for payment to the Company, any Subsidiary Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

(ix)         the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, any Note Purchase Agreement, the Security Documents or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

(x)          any merger or consolidation of the Company, any Subsidiary Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Subsidiary Guarantor or any other Person to any other Person, or any change in the ownership of any shares of the Company, any Subsidiary Guarantor or any other Person; or

(xi)         any defense whatsoever that: (1) the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment thereof in accordance with the terms thereof, or (2) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, any Note Purchase Agreement, the Security Documents or any other agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise, other than the defense of indefeasible payment in full of the Notes; or

(xii)       any act or failure to act with regard to the Notes, any Note Purchase Agreement, the Security Documents, this Guaranty or any other agreement or anything which might vary the risk of any Subsidiary Guarantor or any other Person; or

(xiii)      any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Subsidiary Guarantor or any other Person in respect of the obligations of any Subsidiary Guarantor or other Person under this Guaranty or any other agreement, other than the defense of indefeasible payment in full of the Notes;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and each Note Purchase Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or any Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or any Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

(d)          All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Subsidiary Guarantors under this Guaranty or to the Company.

(e)          To the extent of any payments made under this Guaranty, the Subsidiary Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Subsidiary Guarantor covenants and agrees that such right of subrogation shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and each Note Purchase Agreement and by the Subsidiary Guarantors under this Guaranty, and the Subsidiary Guarantors shall not take any action to enforce such right of subrogation, and the Subsidiary Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts owed by the Company under or in respect of the Notes and each Note Purchase Agreement and all amounts owed by the Subsidiary Guarantors hereunder have indefeasibly been finally paid in full. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, each Note Purchase Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under each Note Purchase Agreement and this Guaranty, whether matured or unmatured.

(f)           To the extent of any payments made under this Guaranty, each Subsidiary Guarantor making such payment shall have a right of contribution from the other Subsidiary Guarantors, but such Subsidiary Guarantor covenants and agrees that such right of contribution shall be subordinate in right of payment to the rights of the Holders for which full payment has not been made or provided for and, to that end, such Subsidiary Guarantor agrees not to claim or enforce any such right of contribution unless and until all of the Notes and all other sums due and payable under any Note Purchase Agreement have been fully and irrevocably paid and discharged.

(g)          Each Subsidiary Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Subsidiary Guarantors’ obligations hereunder, as if said payment had not been made. The liability of the Subsidiary Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

(h)          No Holder shall be under any obligation: (1) to marshal any assets in favor of the Subsidiary Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Subsidiary Guarantors hereunder or (2) to pursue any other remedy that the Subsidiary Guarantors may or may not be able to pursue themselves and that may lighten the Subsidiary Guarantors’ burden, any right to which each Subsidiary Guarantor hereby expressly waives.

5.	REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTORS.

Each Subsidiary Guarantor represents and warrants to each Holder that:

(a)          Such Subsidiary Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of such Subsidiary Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Subsidiary Guarantor to perform its obligations under this Guaranty, or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a “Material Adverse Effect”). Such Subsidiary Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

(b)          This Guaranty has been duly authorized by all necessary action on the part of such Subsidiary Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)          The execution, delivery and performance by such Subsidiary Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other agreement or instrument to which such Subsidiary Guarantor or any of its subsidiaries is bound or by which such Subsidiary Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor or any of its subsidiaries.

(d)          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Subsidiary Guarantor of this Guaranty.

6.	SUBSIDIARY GUARANTOR COVENANTS.

From and after the date of issuance of the Notes by the Company and continuing so long as any amount remains unpaid thereon each Subsidiary Guarantor agrees to comply with the terms and provisions of Sections 9.1 and 9.2 of each Note Purchase Agreement, insofar as such provisions apply to such Subsidiary Guarantor, as if said Sections were set forth herein in full.

7.	GOVERNING LAW.

(a)          THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE THEREIN.

(b)          EACH SUBSIDIARY GUARANTOR HEREBY (I) IRREVOCABLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK (OR IF

SUCH COURT LACKS JURISDICTION, THE STATE COURTS LOCATED THEREIN), AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY MAY BE LITIGATED IN SUCH COURTS, AND (II) WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND (III) CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY DELIVERY TO IT AT THE ADDRESS OF SUCH PERSON SET FORTH IN SECTION 10 BELOW. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST A SUBSIDIARY GUARANTOR OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION.

(c)          THE PARTIES HERETO WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY NOTE PURCHASE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THE PARTIES HERETO HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.	JUDGMENTS.

Any payment made by a Subsidiary Guarantor to any Holder for the account of any such Holder in respect of any amount payable by such Subsidiary Guarantor shall be made in the lawful currency of the United States of America (“U.S. Dollars”). Any amount received or recovered by such Holder other than in U.S. Dollars (whether as a result of, or of the enforcement of, a judgment or order of any court, or in the liquidation or dissolution of such Subsidiary Guarantor or otherwise) in respect of any such sum expressed to be due hereunder or under the Notes shall constitute a discharge of such Subsidiary Guarantor only to the extent of the amount of U.S. Dollars which such Holder is able, in accordance with normal banking procedures, to purchase with the amount so received or recovered in that other currency on the date of the receipt or recovery (or, if it is not practicable to make that purchase on such date, on the first date on which it is practicable to do so).

9.	AMENDMENTS, WAIVERS AND CONSENTS.

(a)          This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Subsidiary Guarantor and the Required Holders.

(b)          The Subsidiary Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Subsidiary Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 9 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.

(c)          The Subsidiary Guarantors will not, directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

(d)          Any amendment or waiver consented to as provided in this Section 9 applies equally to all Holders and is binding upon them and upon each future Holder and upon the Subsidiary Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Subsidiary Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

(e)          Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Subsidiary Guarantor, the Company or any of their respective subsidiaries shall be deemed not to be outstanding.

10.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(a)          if to an Initial Note Purchaser or such Initial Note Purchaser’s nominee, to such Initial Note Purchaser or such Initial Note Purchaser’s nominee at the address specified for such communications in Schedule A to the Note Purchase Agreements, or at such other address as such Initial Note Purchaser or such Initial Note Purchaser’s nominee shall have specified to any Subsidiary Guarantor or the Company in writing,

(b)          if to any other Holder, to such Holder at such address as such Holder shall have specified to any Subsidiary Guarantor or the Company in writing, or

(c)          if to any Subsidiary Guarantor, to such Subsidiary Guarantor c/o the Company at its address set forth at the beginning of the Note Purchase Agreements to the attention of Chief Financial Officer, or at such other address as such Subsidiary Guarantor shall have specified to the Holders in writing.

Notices under this Section 10 will be deemed given only when actually received.

11.	MISCELLANEOUS.

(a)          No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

(b)          The Subsidiary Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified in the Note Purchase Agreements, or by such other method or at such other address as any Holder shall have from time to time specified to the Subsidiary Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

(c)          Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(d)          If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Subsidiary Guarantors for any reason whatsoever or if it is not executed by any one or more of the Subsidiary Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Subsidiary Guarantor as if it had been made and delivered only by such other Subsidiary Guarantors.

(e)          This Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

(f)           This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(g)          Each Subsidiary Guarantor hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its agent for service of process for all purposes of this Guaranty.

[Signature Pages Follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed by an authorized representative as of the date first written above.

NEON COMMUNICATIONS, INC.

By:
Name:
Title:
NEON OPTICA, INC.

By:
Name:
Title:
NEON TRANSCOM, INC.

By:
Name:
Title:
NEON CONNECT, INC.

By:
Name:
Title:
NEON SECURITIES CORP.

By:
Name:
Title:

NORTHEAST OPTIC NETWORK OF CONNECTICUT, INC.

By:
Name:
Title:
NORTHEAST OPTIC NETWORK OF NEW YORK, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTY SUPPLEMENT

To the Holders of the Senior Secured Notes due May 1, 2008 of

Globix Corporation (the “Company”)

Ladies and Gentlemen:

WHEREAS, the Company has issued its Senior Secured Notes due May 1, 2008 (the “Notes”), pursuant to those certain Note Purchase Agreements dated as of December 13, 2005 (the “Note Purchase Agreements”) between the Company and each of the purchasers named on Schedule A thereto (the “Purchasers” and together with their successors and assigns, the “Holders”).

WHEREAS, as a condition precedent to their purchase of the Notes, the Purchasers required that certain subsidiaries of the Company enter into a Subsidiary Guaranty Agreement as security for the Notes (the “Subsidiary Guaranty;” capitalized terms used without definition herein have the meanings ascribed to them in the Subsidiary Guaranty).

Pursuant to Section 9.3 of the Note Purchase Agreements, the Company has agreed to cause the undersigned, ______________, a ______________ organized under the laws of _______________ (the “Additional Guarantor”), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Subsidiary Guarantors (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Purchase Agreements and Notes to the extent and in the manner set forth in the Subsidiary Guaranty.

The undersigned is the duly elected ______________ of the Additional Guarantor, a Subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to the Holders. The execution by the undersigned of this Subsidiary Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Subsidiary Guaranty.

Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments (including the Notes) from and after the date hereof may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.

Dated: _________________, _____.

[NAME OF ADDITIONAL GUARANTOR]

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